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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 7, 2003




                         HARVEST NATURAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      1-10762                 77-0196707
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)



                      15835 Park Ten Place Drive, Suite 115
                              Houston, Texas 77084
          (Address, including zip code, of principal executive offices)


                                 (281) 579-6700
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)  EXHIBITS.

          99.1 Press Release dated May 7, 2003, announcing first quarter 2003 results.



ITEM 9.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The following information, which is intended to be furnished under Item 12 "Results of Operations and Financial Condition," is being furnished under this Item 9 in accordance with SEC Release No. 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On May 7, 2003 Harvest Natural Resources, Inc. issued a press release (the "Press Release") announcing financial results for its first quarter ended March 31, 2003. The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HARVEST NATURAL RESOURCES, INC.


                                       By:   /s/ Kerry R. Brittain
                                             -----------------------------------
                                             Kerry R. Brittain
                                             Vice President, General Counsel and
Date:    May 7, 2003                         Corporate Secretary


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                                INDEX TO EXHIBITS

Item
Number           Exhibit
------           -------
99.1             Press Release dated May 7, 2003, announcing first quarter 2003 results.